LOAN AGREEMENTS (Details 4) - Convertible Debt One [Member] - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Debt Instrument [Line Items]
8% Convertible debentures, net (due 2018; 8% weighted average interest rate)	$ 6,846,465	$ 6,846,465
Unamortized debt discount	0	(6,389)
8% Convertible debenture, net	6,846,465	6,840,076
Less: amount due within one year	(6,846,465)	0
8% Convertible debenture due after one year	$ 0	$ 6,840,076